Exhibit 10.18
LENNAR CORPORATION
2017 TARGET BONUS OPPORTUNITY
CHIEF EXECUTIVE OFFICER

NAME	TARGET AWARD OPPORTUNITY [1]
Stuart Miller	1.00% of Lennar Corporation Pretax Income [2]

[1] The 2017 Target Bonus Opportunity program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the CEO. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2] Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2017 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between me and the Company or otherwise entitle me to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ STUART MILLER	/S/ STEVEN L. GERARD
1/17/2017	1/12/2017
Stuart Miller Chief Executive Officer Lennar Corporation	Steven Gerard Chairman, Compensation Committee Lennar Corporation

LENNAR CORPORATION
2017 TARGET BONUS OPPORTUNITY
PRESIDENT

NAME	TARGET AWARD OPPORTUNITY [1]
Rick Beckwitt	0.92% of Lennar Corporation Pretax Income [2]

[1] The 2017 Target Bonus Opportunity program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2] Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2017 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between me and the Company or otherwise entitle me to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ RICK BECKWITT	/S/ STUART MILLER
1/12/2017	1/17/2017
Rick Beckwitt President Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation

LENNAR CORPORATION
2017 TARGET BONUS OPPORTUNITY
CHIEF OPERATING OFFICER

NAME	TARGET AWARD OPPORTUNITY [1]
Jon Jaffe	0.92% of Lennar Corporation Pretax Income [2]

[1] The 2017 Target Bonus Opportunity program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2] Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2017 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between me and the Company or otherwise entitle me to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ JON JAFFE	/S/ STUART MILLER
1/11/2017	1/17/2017
Jon Jaffe Chief Operating Officer Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation

LENNAR CORPORATION
2017 TARGET BONUS OPPORTUNITY
SR. CORPORATE MANAGEMENT ASSOCIATES

NAME	DEPARTMENT	TARGET AWARD OPPORTUNITY [1]
Bruce Gross	Executive	100% of base salary + 1.00% of LFS Pretax Income

The following are measured to determine % of target paid out:

PERFORMANCE CRITERIA (see definitions section for more detail)	PERCENT OF TARGET AWARD	PERFORMANCE LEVELS/ TARGET BONUS OPPORTUNITY
		THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review determined at the end of the fiscal year by current supervisor.	60%	Good Very Good Excellent	20% 40% 60%
Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good Very Good Excellent	10% 25% 40%
TOTAL [1]	100%
ADDITIONAL BONUS POTENTIAL:
LFS Pretax Income	1.00%	1.00% of LFS Pretax Income
Pretax Achievement vs. Plan Upside Potential [2]	Up to +80%
•
Exceeding Business Plan Profitability [2]
•
Amount and Success of Public Debt Raised
•
Successful WCI Integration & maximizing synergies
•
Establish Online Title Solution
•
Successfully grow Next Gen program in Corporate and LFS
•
Other Strategic Transactions

[1] The 2017 Target Bonus Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the associate’s performance to others in the program, economic or market considerations, etc.

[2] Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2017 Target Bonus Opportunity shall not constitute a contract of employment or for wages between me and the Company or otherwise entitle me to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ BRUCE GROSS	/S/ STUART MILLER	/S/ RICK BECKWITT
1/12/2017	1/17/2017	1/12/2017
Bruce Gross Chief Financial Officer Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation	Rick Beckwitt President Lennar Corporation

LENNAR CORPORATION
2017 TARGET BONUS OPPORTUNITY
SR. CORPORATE MANAGEMENT ASSOCIATES

NAME	DEPARTMENT	TARGET AWARD OPPORTUNITY [1]
Mark Sustana	Legal	100% of base salary

The following are measured to determine % of target paid out:

PERFORMANCE CRITERIA (see definitions section for more detail)	PERCENT OF TARGET AWARD	PERFORMANCE LEVELS/ TARGET BONUS OPPORTUNITY
		THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review determined at the end of the fiscal year by current supervisor.	60%	Good Very Good Excellent	20% 40% 60%
Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good Very Good Excellent	10% 25% 40%
TOTAL [1]	100%
UPSIDE POTENTIAL:
Based on Achievement of Outperformance Goals	Up to +80%	• Exceeding Business Plan Profitability [2] • Successful WCI Integration & maximizing synergies • Tightly Managing Legal Expenses • Successful Resolution of Large Legal Cases
[1] The 2017 Target Bonus Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the associate’s performance to others in the program, economic or market considerations, etc.

[2] Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2017 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between me and the Company or otherwise entitle me to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ MARK SUSTANA	/S/ STUART MILLER	/S/ BRUCE GROSS
1/12/2017	1/17/2017	1/12/2017
Mark Sustana General Counsel Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation	Bruce Gross Vice President & Chief Financial Officer Lennar Corporation